UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):    March 17, 2005 (March 11, 2005)

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 11, 2005, Emerson Electric Co. (the “Company”) entered into a $1 billion five-year revolving credit facility (the “2005 Facility”). The 2005 Facility replaces a prior short-term facility of approximately $917 million. On the same date, the Company amended its $1.83 billion revolving credit facility dated March 12, 2004 (the “2004 Facility” and, together with the 2005 Facility, the “Facilities”) to conform to the 2005 Facility. The 2005 Facility expires on March 10, 2010. The 2004 Facility expires on March 12, 2009. There are no outstanding loans or letters of credit under either Facility. The Company has not previously incurred any borrowings under these or prior similar facilities, and has no current intention to do so now or in the foreseeable future. These Facilities, and similar past facilities, are kept in place by the Company to support general corporate purposes, including commercial paper borrowings.

The Facilities are unsecured and may be advanced as syndicate, swingline or competitive bid loans, or as letters of credit, subject to certain limitations. Various interest rate alternatives are available, at the Company’s option, under each Facility. Loans and letters of credit may be denominated in U.S. dollars or certain other currencies at the option of the Company. The Company must pay facility fees on the aggregate amounts available under the Facilities, as specified in the credit agreements. The Facilities contain customary representations, warranties, and covenants, breaches of which may be grounds for termination. Other events of default include the Company’s failure to pay material debt, certain insolvency, bankruptcy or ERISA events, material unpaid judgments, or a change in control of 50% or more of the Company’s outstanding common stock.

The foregoing summary of the Facilities is not complete and is qualified in its entirety by reference to the actual credit agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description of Exhibits

10.1	Long-Term Credit Agreement dated as of March 11, 2005
10.2	Long-Term Credit Agreement dated as of March 12, 2004
10.3	Amendment No. 1 to Long-Term Credit Agreement dated as of March 12, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: March 17, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

4